                                SECOND AMENDMENT

          SECOND AMENDMENT, dated as of March 28, 2006 (this "Amendment"), to the Credit Agreement, dated as of May 19, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CARMIKE CINEMAS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), WELLS FARGO FOOTHILL, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), and BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

          WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

          SECTION 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 1.2. Amendments to Section 7.1(a) to the Credit Agreement.
Section 7.1(a) of the Credit Agreement is hereby amended by inserting immediately after the word "Borrower" in the second line thereof the following:
"(or, in the case of the fiscal year ended December 31, 2005, no later than May 15, 2006)".

          SECTION 1.3. Limitation on Borrowing of Revolving Credit Loans. During the period from the Amendment Effective Date (as defined below) to the date (the "Trigger Date") that is the earlier of (i) the delivery of the financial statements required by Section 7.1(a) for the fiscal year ended December 31, 2005 and (ii) May 15, 2006, and subject to compliance with the conditions to borrowing thereof contained in the Credit Agreement, the maximum principal amount of Revolving Extensions of Credit that may be outstanding on or prior to the Trigger Date shall not exceed $10,000,000.

          SECTION 1.4. Monthly Financial Statements. The Borrower agrees to deliver to the Administrative Agent and the Lenders on or prior to April 15, 2006, monthly financial statements for March 2006 in the form previously delivered to the Administrative Agent with respect to the months January and February 2006. The amendment set forth in Section 1.2 above shall cease to be effective in the event the Borrower does not so deliver such financial statements by such date.

          SECTION 1.5. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

          SECTION 1.6. Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

          (a) Corporate Power; Authorization; Enforceable Obligations.

               (i) The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

               (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, except as otherwise provided in Section 5.4 of the Credit Agreement.

               (iii) This Amendment has been duly executed and delivered on behalf of the Borrower.

               (iv) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (b) Representations and Warranties. The representations and warranties made by the Borrower in and pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

          SECTION 1.7. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to each Agent.

          SECTION 1.8. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

          SECTION 1.9. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        CARMIKE CINEMAS, INC.


                                        By: /s/ Lee Champion
                                            ------------------------------------
                                        Name: Lee Champion
                                              ----------------------------------
                                        Title: Sr. Vice President
                                               ---------------------------------

                      Second Amendment to Credit Agreement

                                        BEAR STEARNS CORPORATE LENDING INC.,
                                        as Administrative Agent and as a Lender


                                        By: /s/ Victor Bulzacchelli
                                            ------------------------------------
                                        Name: Victor Bulzacchelli
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                      Second Amendment to Credit Agreement

                                        WELLS FARGO FOOTHILL, N.A.,
                                        as Issuing Lender, Documentation Agent
                                        and a Lender

                                        By: /s/ Ilene Silberman
                                            ------------------------------------
                                        Name: Ilene Silberman
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                      Second Amendment to Credit Agreement